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                                                                   Exhibit 10.20

                    EXCHANGE AND NOTE MODIFICATION AGREEMENT
              AND AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT


          This AGREEMENT is made as of October 29, 1991, by and between Information Management Associates, Inc., a Connecticut corporation, (the "Company"), and WAND/IMA Investments, L.P., a Delaware limited partnership ("Wand").


          WHEREAS, Wand is currently the holder of (i) 13,228 shares of the company's Common Stock, no par value ("Common Stock"), (ii) a warrant entitling Wand to purchase 16,667 shares of Common Stock at an exercise price of $9.00 per share (the "Base Warrant"), (iii) a warrant entitling Wand to purchase up to 10% of the Company's outstanding Common Stock (on a fully diluted basis) in the event of the occurrence of certain contingencies at an exercise price of $9.00 per share (the "Special Warrant"), and (iv) the Company's 15% Senior Subordinated Note in the original principal amount of $1,600,000 (the "Original Note"); and

          WHEREAS, Wand is purchasing pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement"), of even date herewith, 29,632 newly issued shares of Common Stock on the terms and conditions set forth therein; and

          WHEREAS, Wand is exercising the Base Warrant in full on the date hereof and $150,003 of the principal amount of the Original Note shall be applied as full payment of the purchase price for the shares issued pursuant thereto; and

          WHEREAS, pursuant to this Exchange and Note Modification Agreement, the Company will issue to Wand a new warrant (the "New Warrant") entitling Wand to purchase 14,812 shares of Common Stock at a purchase price of $9.00 per share and containing such other terms and conditions as are set forth therein, in consideration of the surrender by Wand of the Special Warrant for cancellation and the reduction of the principal amount of the Original Note by $449,997; and

          WHEREAS, in connection with the transactions contemplated hereby, the Original Note will be amended to reduce the interest rate thereon from 15% per annum to 12% per annum and to change the principal repayment schedule therein all as set forth in a 12% Senior Subordinated Note of even date herewith (the "Amended Note"); and

          WHEREAS, the parties desire to amend the Note and Warrant Purchase Agreement, dated December 21, 1990 (the "Note and Warrant Purchase Agreement") between the Company and Wand in accordance with the provisions of Section 19 thereof to change the principal
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repayment schedule set forth therein and as otherwise set forth herein.

          NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows and the Note and Warrant Purchase Agreement is hereby amended as hereinafter set forth:

                                    SECTION 1

                      Authorization and Exchange of Warrant

          1.1 Authorization of New Warrant. On or prior to the date hereof, the
              ----------------------------
Company has authorized the issuance and sale to Wand of the New Warrant to purchase 14,812 shares of Common Stock having the rights, preferences, privileges and restrictions set forth in the form of New Warrant attached hereto as Exhibit 1.1 and has authorized the issuance and sale of 14,812 shares of the Common Stock pursuant to the New Warrant.

          1.2 Authorization of Amended Note. On or prior to the date hereof, the
              -----------------------------
Company has authorized the issuance of the Amended Note in the principal amount of $1,000,000 bearing interest at the rate of 12% per annum having the rights, preferences, privileges and restrictions set forth in the form of Amended Note attached hereto as Exhibit 1.2 and as set forth in the Note and Warrant Purchase Agreement.

          1.3 Exchange. In consideration of the respective agreements of Wand
              --------
and the Company contained herein and in the Stock Purchase Agreement, upon the terms and subject to the conditions set forth herein, at the Closing (defined below) the Company will deliver to Wand the New Warrant and the Amended Note. The Amended Note reflects: (i) the application of $150,003 of the principal of the Original Note to the payment of the purchase price of the shares issued to Wand pursuant to exercise of the Base Warrant ; (ii) the application of $449,997 of the principal of the Original Note and the surrender of the Special Warrant for cancellation in consideration of the issuance of the New Warrant, and (iii) the amendment of the Original Note to reduce the interest rate thereon from 15% to 12% per annum. At the Closing (defined below) Wand shall deliver to the Company the Special Warrant and the Original Note.

          1.4 Amendment of Note and Warrant Purchase Agreement. The first
              ------------------------------------------------
sentence of Section 7.2 of the Note and Warrant Purchase Agreement is hereby deleted in its entirety and the following substituted therefor: "On each of December 21, 1994, December 21, 1995 and December 21, 1996 the Company will prepay $250,000 (or

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such lesser principal amount as shall then be outstanding) of the Notes." The
Note and Warrant Purchase Agreement shall in all respects continue to be in full force and effect and all references in the Note and Warrant Purchase Agreement to the Company's 15% Senior Subordinated Notes shall be deemed to refer to the Amended Note and all references to Warrants shall be deemed to include the New Warrant.

          1.5 Closing. The closing (the "Closing") of the exchange of the
              -------
Special Warrant and the issuance of the New Warrant and the Amended Note is being held at the offices of LeBoeuf, Lamb, Leiby & MacRae, 520 Madison Avenue, New York, New York, on the date hereof.

                                    SECTION 2

                  Representations and Warranties of the Company

          The Company hereby represents and warrants to Wand as follows:

          2.1 Authority and Validity. The execution, delivery and performance of
              ----------------------
this Agreement, the New Warrant, the Additional Warrant and the Amended Note and the consummation of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action on the part of the Company. Each of this Agreement, the New Warrant, the Additional Warrant and the Amended Note has been duly and validly executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforcement may be affected or limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by applicable principles of equitable remedies. Neither the execution, delivery and performance of this Agreement, the New Warrant, the Additional Warrant or the Amended Note nor the consummation of the transactions contemplated hereby or compliance by the Company with any of the provisions hereof will (i) conflict with or result in a breach of any material provision of its Charter or By-laws; (ii) violate or conflict with the terms of any material agreement to which the Company is a party or by which it is bound; or (iii) violate any law, statute, rule or regulation or judgment, order, writ, injunction or decree of any court, administrative agency or governmental body applicable to Company.

          2.2 Representations and Warranties in the Stock Purchase Agreement.
              --------------------------------------------------------------
The representations of the Company made in the Stock Purchase Agreement (including the Schedules thereto) are true and correct in all material respects and are incorporated by reference herein to the same extent as if repeated at length herein and the

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Company hereby makes all of such representations and warranties for Wand's benefit.

                                    SECTION 3

                   Survival of Representations and Warranties;
                                 Indemnification

          3.1 Survival. All representations and warranties made by any party to
              --------
this Agreement, including, without limitation, all representations and warranties made on any Schedule or Exhibit attached hereto or document delivered hereunder, shall survive the Closing and the consummation of the transactions contemplated hereby.

          3.2 Company's Agreement to Indemnify. The Company hereby agrees to
              --------------------------------
indemnify and save Wand harmless from and against, for and in respect of, any and all damages, losses, obligations, liabilities, claims, actions or causes of action, encumbrances, costs, and expenses (including, without limitation, reasonable attorneys' fees) arising from the untruth, inaccuracy or breach or nonfulfillment of any representation, warranty, covenant or agreement of the Company, contained in or made pursuant to this Agreement, including any Exhibit or Schedule attached hereto or certificate delivered hereunder.


                                    SECTION 4

                     Representations and Warranties of Wand

          Wand hereby represents and warrants to the Company as follows:

          4.1 Investment. Wand is acquiring the New Warrant and the Amended Note
              ----------
for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof. Wand understands that the New Warrant and the Amended Note have not been registered under the Securities Act of 1933, as amended (the "Act") by reason of a specific exemption from the registration provisions of the Act which depends upon, among other things, the bona fide nature of Wand's investment intent as expressed herein.

          4.2 Resale. Wand acknowledges that the New Warrant and the Amended
              ------
Note must be held indefinitely unless the said securities are subsequently registered under the Act or an exemption from such registration is available. The New Warrant, the Amended Note and each certificate representing any other securities issued in respect of the New Warrant upon any exercise

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thereof, shall (unless otherwise permitted by law) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws, rules or regulations):

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT EXCEPT PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

          4.3 Accredited Investor. Wand is an "accredited investor" as that term
              -------------------
is used in Rule 501 promulgated under the Act.

                                    SECTION 5

                                  Miscellaneous

          5.1 Definitions. Any capitalized terms not defined below, or elsewhere
              -----------
in this Agreement, shall have the meanings specified in the Stock Purchase Agreement.

          5.2 Governing Law. This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of Connecticut.

          5.3 Successors and Assigns. This Agreement shall be binding upon and
              ----------------------
inure to the benefit of, and be enforceable by, the respective successors, assigns, heirs and legal representatives of the parties hereto; provided,
                                                                --------
however, that this Agreement shall not be assignable by the Company or Wand
-------
without prior written consent of the other.

          5.4 Notices. Except as otherwise provided herein, all notices, demands
              -------
and communications provided for herein or made hereunder shall be delivered as specified in the Stock Purchase Agreement.

          5.5 Expenses; Transfer Taxes, Etc. All fees, costs and expenses
              -----------------------------
incurred by the Company in connection with, relating to or arising out of the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall be borne by the Company. The Company shall pay all sales, use and excise taxes and all registration, recording or transfer taxes which may be payable in connection with the transactions contemplated by this Agreement.

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          5.6 Amendments and Waivers. Any change or amendment hereto or any
              ----------------------
waiver hereunder must be in writing and signed by the party (or any successor thereto) against whom change, amendment or waiver is sought to be enforced.

          5.7 Severability. If any provision of this Agreement is held for any
              ------------
reason to be unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall, nevertheless, remain in full force and effect in such jurisdiction.

          5.8 Headings. The headings of this Agreement are intended solely for
              --------
convenience of reference and shall be given no effect in the construction or interpretation of this Agreement

          5.9 Counterparts. This Agreement may be executed in two or more
              ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                                INFORMATION MANAGEMENT
                                                ASSOCIATES, INC.


                                                By: /s/ Albert R. Subbloie
                                                   -----------------------------
                                                   Albert R. Subbloie, President

                                                WAND/IMA Investments, L.P.

                                                By:  Wand Partners Inc.,
                                                     as General Partner


                                                By: /s/ David J. Callard
                                                   -----------------------------
                                                   David J. Callard, President



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